                      The Central European Value Fund, Inc.

                                                                October 20, 1999

Dear Shareholder:

We are pleased to report on the investment performance and activities of The Central European Value Fund, Inc. (the "Fund") for the fiscal year ended August 31, 1999. The Fund provided a net asset value ("NAV") total return of 21.3% for the fiscal year. Although the Fund trailed its benchmark, the Central European Stock Index ("CESI"), which rose 27.6% during the year, we believe the Fund's results were favorable in light of its defensive investment posture and emphasis on preserving capital in a volatile market environment. The CESI is a capitalization-weighted index of stocks listed on the exchanges of Hungary, Poland, the Czech Republic, Slovenia and Slovakia. The CESI does not include the Austrian stock market, where the Fund generally invests a portion of its assets.

Total return is comprised of reinvested dividends plus the change in NAV per share. In December 1998, the Fund paid a distribution of $0.998 per share. The Fund's market price total return (reinvested dividends plus the change in the Fund's market price on the New York Stock Exchange) was 51.3% for the fiscal year.

Robust Market Conditions

During the fiscal year, the stock markets of Central and Eastern Europe rebounded strongly from the severe selloff that had occurred in August 1998 in the wake of the Russian debt default that month. This rebound was accompanied, however, by a high degree of volatility. Most stock markets in the region bottomed in September 1998, rose over the next several months until January 1999 and then fell sharply again. Reaching lows at the end of February 1999, the region's markets turned upward and continued to rise through July 1999, led primarily by the Czech and Polish markets. Markets weakened in August 1999.

Notable performance came from Poland, where the stock market increased 38% during the fiscal year; Hungary, where the market was up 33%; and the Czech Republic, where the market advanced 26%. Most of the Czech market's advance was concentrated in a short period from the end of February 1999 to May 1999. By contrast, the Austrian stock market declined 6% in the fiscal year due to weakness in certain Western European markets to which Austria is more closely tied than the other markets in which the Fund invests.

A year ago, many investors were concerned that Russia's economic problems might undermine the economies of Central and Eastern Europe. In fact, we believe most of the economies of the region have held up relatively well, even though some nations' current account deficits have widened due to declines in exports, primarily food and the continued increase in consumer imports.

Reforms in pension and health plans continue to be tangible, although the short-term economic effects are generally negative because of the government funding required for these reforms. In addition, the embracing of free market principles through the privatization of formerly state-owned industry continues, creating what we consider to be excellent long-term investment opportunities.

Maintaining a Disciplined Value Philosophy

The Fund was well positioned to capitalize on the generally favorable stock market trends in the region during the fiscal year. Our goals are to control risk and volatility, together with delivering superior long-term performance for the Fund's shareholders, by investing in companies that we believe are well managed, have solid balance sheets, and generate sustainable profitability and cash flow. Moreover, we want to buy the stocks of these quality companies when their share prices are significantly undervalued in relation to their business prospects.

The Fund continues to own a diverse group of well-capitalized companies and is invested primarily in defensive industries that are expected to produce solid earnings growth, such as telecommunications, representing 24.7% of the Fund's net assets at August 31, 1999; banking, 11.8% of net assets; and food, beverage and tobacco, 9.1% of net assets.

We have avoided investments in the more speculative securities of the region, such as the common stocks of lower-quality banks and manufacturing companies. Although these speculative issues have been among the strongest performers during the past year, we do not believe their risk level is appropriate for the Fund as we question the long-term viability of these companies.

Asset Allocation

At August 31, 1999, the Fund was invested 85.9% in equities, 7.9% in bonds and 6.2% in cash and cash equivalents. During the fiscal year, we made significant changes in the Fund's allocation, by asset class and by country.

The Fund began the fiscal year with a large cash position. Subsequently, during the first half of the fiscal year, we put the majority of that cash to work in stocks and bonds as market conditions improved. Also during the first half, we increased the Fund's investments in Hungary and Poland and reduced its investments in the Czech Republic.

During the second half of the fiscal year, we continued to increase the Fund's investments in Poland, where we believe good value exists, and further reduced its investments in the Czech Republic. In addition, we reduced the Fund's holdings of bonds as the prospects for further interest rate cuts, and therefore for further bond price appreciation, diminished.

In January 1999, the Fund's Board of Directors added Estonia to the list of countries in which the Fund can invest. Estonia is the first eastern European country in which the Fund is authorized to invest. We subsequently established our first position in that nation, buying Estonia Telecom in its initial public offering.

In addition to Estonia, the Fund is currently authorized to invest in Austria, Croatia, the Czech Republic, Hungary, Poland, Romania, Slovenia and Slovakia. Under normal market conditions the Fund invests at least 65% of its total assets in countries of central Europe. In addition the Fund may invest up to 35% of its total assets in securities of eastern European issuers. The Fund does not currently intend to invest more than 5% of its total assets in securities of Estonian issuers. Net assets were allocated at the beginning, middle and end of the fiscal year as follows:

                            Allocation by Net Assets

--------------------------------------------------------------------------------
                           August 31, 1998   February 28, 1999   August 31, 1999
--------------------------------------------------------------------------------
Poland           equities          8.2%              19.2%            26.1%
                 bonds             8.1               10.8              7.9
--------------------------------------------------------------------------------
Hungary          equities         14.0               26.0             26.2
                 bonds              --                5.6               --
--------------------------------------------------------------------------------
Austria          equities         14.2               16.4             17.4
--------------------------------------------------------------------------------
Czech Republic   equities         27.9               17.5             14.3
--------------------------------------------------------------------------------
Croatia          equities           --                 --              0.7
--------------------------------------------------------------------------------
Estonia          equities           --                1.6              0.6
--------------------------------------------------------------------------------
Other            equities           --                 --              0.6
--------------------------------------------------------------------------------
Romania          equities          0.4                 --               --
--------------------------------------------------------------------------------
Cash & Cash Equivalents           27.2                2.9              6.2
--------------------------------------------------------------------------------
Total                            100.0%             100.0%           100.0%
--------------------------------------------------------------------------------

Country allocation is a result of individual company selection. We invest in quality businesses available at reasonable prices, wherever they are located in Central Europe, rather than pre-determining how much we will invest in any particular country. In addition, our focus is on individual companies and their business strengths and prospects more than on the general economic outlook. Nonetheless, we are sensitive to economic conditions because they inevitably affect the business environment in which companies operate.

Portfolio Changes

New positions established in the second half of the year included: VA Technologie, an engineering company in Austria; Ceska Sporitelna, one of the Czech Republic's largest banks; Synergon Information Systems, an information technology services provider in Hungary; and BRE Bank, ComputerLand (computer equipment and services for government agencies and corporations) and Petrochemia Plock (oil products and petrochemicals) in Poland. Eliminations included:
Antenna Hungaria (broadcasting), Edasz (electric utility) and Pick Szeged (meat products) in Hungary; and Polfa-Kutno, a pharmaceutical company in Poland.

We have been increasing the Fund's investments in Poland, where the Fund has been underweighted in comparison to the Polish component of the CESI. Although many Polish industrial companies have recently reported weak earnings, we expect results to improve. The strong performance of the Polish stock market during the past year was driven, in part, by interest rate cuts and corporate takeovers. The Fund's largest investments in Poland are Orbis, a leading hotel chain; KGHM Polska Meidz, a mining and metals company; and Powszechny Bank Kredytowy and Bank Slaski, two of the nation's top banks.

In Hungary, the Fund's largest holdings are Matav (Magyar Tavkozlesi), which provides local, long-distance, cellular, Internet and other telecommunications services, and Mol-Magyar Olaj-es Gazipari, an oil and gas company. We believe the share prices of many Hungarian companies are undervalued, and we are alert for opportunities to add to the Fund's holdings there.

We continue to find only a handful of quality stocks in the Czech Republic, where economic conditions are poor. During the past year, we dramatically trimmed the Fund's Czech holdings to a core group of companies we believe are well-managed and that we feel comfortable owning even in a difficult economic environment. The Fund's largest investments in the Czech Republic are SPT Telecom, the nation's leading telecommunications provider, and Tabak, a tobacco products company.

Unlike the strong performance of the Polish, Hungarian and Czech markets in the fiscal year, the Austrian market peaked in January 1999 and has been trending generally downward since that time. The Fund's largest Austrian holding is Bank Austria, which has been a favorable investment despite the market's weakness. We view the Fund's investments in Austria, an established market that tends to mirror the German stock market, as a counterbalance to some of the volatility of investments in the region's newer markets. Austria has many excellent companies with strong balance sheets, favorable competitive positions and low market valuations relative to Western European companies.

Discount

The Fund's shares currently trade on the New York Stock Exchange at a discount to their NAV, as is true of many funds that invest in emerging markets. In the fiscal year, as the market price of the Fund's shares rose faster than the NAV, the discount (the amount by which the market price is below NAV) narrowed to 15.7% on August 31, 1999 from 32.4% a year earlier. We believe the existence of the discount reflects a continued climate of caution about emerging market investments, although--as the narrowing of the discount indicates--less caution than a year ago.

Ideally, the discount will narrow further or disappear altogether, allowing investors to buy and sell the Fund's shares at a market price approximating NAV. Until and if that happens, however, we believe the discount provides an opportunity for investors to purchase an interest in what we believe to be a portfolio of quality Central European companies at a price well below its net asset value. One way for the Fund's shareholders to capitalize on the discount is by reinvesting dividends, as many of the shareholders do.

Year 2000 Processing Issue

Many computer programs have traditionally used two digits rather than four to identify the year, rendering them unable to distinguish the year 2000 from the year 1900. The Year 2000 issue affects virtually all companies and organizations. The Fund's investment manager and investment adviser have completed the necessary remediation and testing of the computer systems under their control to deal with the Year 2000 issue. The Fund's transfer agent, custodian and other service providers have reported that they are working on dealing with the Year 2000 issue as well.

There can be no assurance that the problem will be corrected in all respects or that it will not have a negative effect on the Fund's operations or results. Just as we never have and cannot guarantee investment performance, we cannot guarantee that the Year 2000 issue will not result in any portfolio losses.

However, be assured that our analysts and portfolio manager take Year 2000 into account when they make investment decisions, such as choosing counterparties and evaluating other risks associated with the purchase or sale of securities. The type of evaluation conducted can vary depending on the type of issuer. Our portfolio manager's job is a difficult one because the amount and type of information available on issuers often varies substantially, and there often is little or no assurance of its accuracy or completeness.

Recorded Update

For a recorded periodic update, reviewing the Central European stock markets and containing specific information regarding the Fund and its portfolio, including largest holdings, asset allocation, NAV, performance and other information, please call our toll-free number (800) 223-2413 and press "5" at the first prompt followed by "2," "1" and "1" at subsequent prompts.

Additions to Board of Directors

The Fund's Board of Directors voted to increase its size from five to seven and elected Ronald G. Olin and Ralph W. Bradshaw Class III directors of the Fund, effective October 12, 1999. Messrs. Olin and Bradshaw are associated with Deep Discount Advisors, Inc. and Ron Olin Investment Management Company which collectively own approximately 39.4% of the Fund's outstanding shares. Those shareholders have agreed not to present any proposals, including a proposal seeking the termination of the existing investment advisory arrangements among the Fund, PIMCO Advisors, L.P. and OpCap Advisors, at the annual meeting of stockholders to be held on December 10, 1999. The shareholders have reserved the right to present nominees for directors and vote their shares with respect to the election of directors as they see fit.

Share Repurchase Program

On October 19, 1999, the Fund announced that it will aggressively repurchase its shares on a continuous basis whenever the Fund's shares are trading at more than a nominal discount to net asset value. The Board of Directors believes that repurchasing shares at a discount represents an investment opportunity for the Fund and should benefit shareholders by increasing the net asset value per share. No limit has been placed on the number of shares to be purchased by the Fund other than those imposed by federal securities laws. All purchases will be made in accordance with federal securities laws and are expected to commence as soon as shareholders have been formally notified of the repurchase program as required by law.

Other Information

Since August 31, 1998, there have been no: (i) material changes in the Fund's investment objectives or policies; (ii) changes to the Fund's charter or by-laws; (iii) material changes in the principal risk factors associated with investment in the Fund; or (iv) change in the person primarily responsible for the day-to-day management of the Fund's portfolio.

Summary

We remain focused on investing in what we believe to be quality undervalued companies in Central and Eastern Europe with an objective of delivering excellent long-term investment results while controlling some of the volatility and risk inherent to owning emerging market securities. We believe there are attractive investment opportunities in Central and Eastern Europe and we continue to conduct in-depth fundamental research aimed at identifying the best companies in the region.

We at the Fund, together with the Fund's investment manager and investment adviser, thank you for your continued support.

Sincerely,


/s/ Stephen Treadway

Stephen Treadway
Chairman

                                           The Central European Value Fund, Inc.

Schedule of Investments
August 31, 1999

    Shares                                                                    Value
--------------------------------------------------------------------------------------
              EQUITIES-85.9%

              AUSTRIA-17.4%
              Banking-3.8%
    56,295    Bank Austria .........................................      $  2,997,270
                                                                          ------------
              Food, Beverage & Tobacco-4.6%
    40,000    Austria Tabakwerke ...................................         2,186,904
    15,000    BBAG Oesterreichische Brau Beteiligungs ..............           686,586
    14,991    Brau-Union Goess-Reininghaus-Oesterreichische Brau ...           721,912
                                                                          ------------
                                                                             3,595,402
                                                                          ------------
              Data Transmission-0.8%
    31,000    Uproar Limited* ......................................           624,073
                                                                          ------------
              Forest  Products & Paper-1.8%
    29,297    Mayr-Melnhof Karton ..................................         1,409,286
                                                                          ------------
              Industrial Components-0.8%
    20,000    Austria Haustechnik ..................................           652,257
                                                                          ------------
              Machinery & Engineering-1.4%
    12,000    VA Technologie .......................................         1,061,666
                                                                          ------------
              Restaurants-1.2%
    16,662    DO & CO Restaurants and Catering .....................           909,013
                                                                          ------------
              Steel-1.2%
    20,000    Boehler-Uddeholm .....................................           963,975
                                                                          ------------
              Utilities-1.8%
    10,000    Energie-Versorgung Niederoesterreich .................         1,410,256
                                                                          ------------
              Total Austria ........................................        13,623,198
                                                                          ------------
              CROATIA-0.7%
              Pharmaceuticals
    40,000    Pliva GDR ...........................................            556,000
                                                                          ------------

                                           The Central European Value Fund, Inc.

August 31, 1999

    Shares                                                                    Value
--------------------------------------------------------------------------------------
              EQUITIES (continued)

              CZECH REPUBLIC-14.3%
              Banking-0.4%
    63,500    Ceska Sporitelna*.....................................      $    314,478
                                                                          ------------
              Food, Beverage & Tobacco-3.9%
    13,000    Tabak ................................................         3,076,166
                                                                          ------------
              Broadcasting & Publishing-0.8%
    72,800    Bonton (a)*...........................................           588,608
                                                                          ------------
              Telecommunication Equipment-9.2%
    80,443    Ceske Radiokomunikace GDR*............................         2,936,170
   250,000    SPT Telecom* .........................................         4,259,597
                                                                          ------------
                                                                             7,195,767
                                                                          ------------
              Total Czech Republic .................................        11,175,019
                                                                          ------------
              ESTONIA-0.6%
              Telecommunication Equipment
    25,000    Eesti Telekom GDR ....................................           478,750
                                                                          ------------
              HUNGARY-26.2%
              Automotive-1.2%
    50,000    North American Bus Industries*........................           959,113
                                                                          ------------
              Chemicals-1.1%
    55,000    Tiszai Vegyi Kombinat GDR.............................           860,750
                                                                          ------------
              Data Processing and Reproduction-1.2%
    78,000    Synergon Information Systems Ltd. GDR (b)*............           897,000
                                                                          ------------
              Leisure & Tourism-2.3%
    86,253    Danubius Hotels and Spa*..............................         1,798,399
                                                                          ------------
              Pharmaceuticals-3.2%
    52,500    Egis Gyogyszergian ...................................         1,747,044
    15,000    Gedeon Richter Sponsored GDR..........................           750,000
                                                                          ------------
                                                                             2,497,044
                                                                          ------------

                                           The Central European Value Fund, Inc.

August 31, 1999

    Shares                                                                    Value
--------------------------------------------------------------------------------------
              EQUITIES (continued)

              HUNGARY (continued)
              Telecommunication Equipment-9.0%
   199,200    Magyar Tavkozlesi ADR.................................      $  6,050,700
   167,000    Magyar Tavkozlesi ....................................         1,022,314
                                                                          ------------
                                                                             7,073,014
                                                                          ------------
              Utilities-8.2%
    85,000    Delmagyarorszagi Aramszo GDR..........................         1,253,750
   186,000    Mol Magyar Olaj-es Gazipari ..........................         4,801,151
    15,000    Mol Magyar Olaj-es Gazipari Sponsored GDR.............           380,250
                                                                          ------------
                                                                             6,435,151
                                                                          ------------
              Total Hungary ........................................        20,520,471
                                                                          ------------
              POLAND-26.1%
              Banking-7.6%
    65,000    Bank Handlowy w. Warszawie GDR........................           955,500
    30,125    Bank Slaski ..........................................         1,994,430
    23,000    BRE Bank .............................................           752,675
    97,875    Powszechny Bank Kredytowy.............................         2,242,071
                                                                          ------------
                                                                             5,944,676
                                                                          ------------
              Data Processing and Reproduction-3.5%
    50,000    ComputerLand Poland*..................................           755,192
    10,000    Optimus ..............................................           133,417
    64,047    Softbank .............................................         1,886,343
                                                                          ------------
                                                                             2,774,952
                                                                          ------------
              Leisure & Tourism-4.2%
   389,498    Orbis*................................................         3,274,823
                                                                          ------------
              Machinery & Engineering-1.9%
    60,000    Elektrim*.............................................           755,192
   394,908    Elektrim Kable*.......................................           715,755
                                                                          ------------
                                                                             1,470,947
                                                                          ------------
              Metal-Diversified-3.5%
   202,000    KGHM Polska Meidz GDR.................................         2,757,300
                                                                          ------------

                                           The Central European Value Fund, Inc.

August 31, 1999

    Shares                                                                    Value
--------------------------------------------------------------------------------------
              EQUITIES (continued)

              POLAND (continued)
              Pharmaceuticals-1.2%
    10,000    Petrochemia Plock*....................................      $    344,871
    62,500    Polska Grupa Farmaceutyczna*..........................           594,714
                                                                          ------------
                                                                               939,585
                                                                          ------------
              Telecommunications Equipment-4.2%
   100,000    Agora GDR (b)*........................................         1,100,000
    30,000    Agora GDR Reg shares*.................................           330,000
   275,000    Telekomunikacja Polska GDR (b)........................         1,863,125
                                                                          ------------
                                                                             3,293,125
                                                                          ------------
              Total Poland..........................................        20,455,408
                                                                          ------------
              OTHER-0.6%
              Food, Beverage & Tobacco
   250,000    Coca-Cola Beverages*..................................           508,015
                                                                          ------------
              Total Equities (cost--$61,824,021)....................        67,316,861
                                                                          ------------

                                           The Central European Value Fund, Inc.

August 31, 1999

   Principal
    Amount
     (000)                                                                    Value
--------------------------------------------------------------------------------------
              BONDS-7.9%

              POLAND-7.9%
              Machinery & Engineering-2.5%
  DM 3,000    Elektrim SA Convertible--2.00%, 5/30/04...............      $  1,979,671
                                                                          ------------
              Sovereign Debt-3.7%
 PLZ 6,000    Polish Government Bonds--14.00%, 2/12/00 .............         1,510,233
     5,500    Polish Government Bonds--12.00%, 6/12/01 .............         1,369,981
                                                                          ------------
                                                                             2,880,214
                                                                          ------------
              Telecommunications Equipment-1.7%
   $ 2,000    PTC International Finance--0%, 7/01/07 (c)............         1,360,000
                                                                          ------------
              Total Bonds (cost--$6,731,754)........................         6,219,885
                                                                          ------------
              SHORT-TERM DISCOUNT NOTE-5.4%

     4,240    Federal Home Loan Bank--5.40%, 9/01/99
              (cost--$4,240,000)....................................         4,240,000
                                                                          ------------
              Total Investments (cost--$72,795,775) (d) .....   99.2%     $ 77,776,746
              Other Assets Less Liabilites ..................    0.8           646,325
                                                               -----      ------------
              Total Net Assets ..............................  100.0%     $ 78,423,071
                                                               =====      ============

----------
*     Non-income producing security

(a)   Fair valued, totaling $588,608 or 0.75% of net assets.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration typically to qualified institutional investors. These securities aggregate $3,860,125 or 4.92% of net assets.

(c)   Step-up bond. Interest rate 0% per annum until 7/01/02, 10.75% thereafter.

(d) Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $8,158,440, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $3,240,324, and net unrealized appreciation for Federal income tax purposes is $4,918,116. The cost basis of portfolio securities for Federal income tax purposes is $72,858,630.

ADR   American Depositary Receipt

GDR   Global Depositary Receipt

DM    Deutsche Mark

PLZ   Polish Zloty

See accompanying notes to financial statements.

                                           The Central European Value Fund, Inc.

Statement of Assets and Liabilities
August 31, 1999

Assets:
Investments, at value (cost--$72,795,775) ..........................................   $ 77,776,746
Cash (including foreign currency of $6,659 with a cost of $6,680) ..................          9,571
Receivable for investments sold ....................................................        753,821
Dividends and interest receivable ..................................................        230,963
Foreign withholding taxes reclaimable ..............................................         33,242
Prepaid expenses and other assets ..................................................         37,778
                                                                                       ------------
    Total Assets ...................................................................     78,842,121
                                                                                       ------------

Liabilities:
Unrealized depreciation on forward foreign currency contracts ......................         32,115
Payable for investments purchased ..................................................        165,000
Investment management fee payable ..................................................         66,914
Administration fee payable .........................................................         13,383
Other payables and accrued expenses ................................................        141,638
                                                                                       ------------
    Total Liabilities ..............................................................        419,050
                                                                                       ------------
Total Net Assets ...................................................................   $ 78,423,071
                                                                                       ============
Composition of Net Assets:
Capital stock, $0.001 par value; 5,878,047 shares issued and outstanding
    (100,000,000 shares authorized) ................................................   $      5,878
Paid-in capital in excess of par ...................................................     75,552,078
Accumulated net investment loss ....................................................       (318,079)
Accumulated net realized loss on investments .......................................     (1,764,678)
Net unrealized appreciation of investments, forward foreign currency contracts
    and other assets and liabilities denominated in foreign currency ...............      4,947,872
                                                                                       ------------
Total Net Assets ...................................................................   $ 78,423,071
                                                                                       ============
Net Asset Value Per Share ($78,423,071/5,878,047) ..................................   $      13.34
                                                                                       ============

See accompanying notes to financial statements.

                                           The Central European Value Fund, Inc.

Statement of Operations
For the Year Ended August 31, 1999

Investment Income:
   Interest....................................................................... $1,855,593
   Dividends (net of foreign withholding taxes of $223,658).......................  1,231,581
                                                                                   ----------
     Total investment income......................................................                $ 3,087,174
                                                                                                  -----------

Expenses:
   Investment management fee......................................................    746,140
   Legal fees.....................................................................    204,946
   Custodian fees.................................................................    201,130
   Administration fees............................................................    149,228
   Auditing and tax service fees..................................................     73,601
   Amortization of organizational expenses........................................     61,462
   Reports to shareholders........................................................     52,001
   Insurance expense..............................................................     41,599
   Directors' fees and expenses...................................................     38,696
   Transfer agent fees............................................................     36,444
   New York Stock Exchange listing fee............................................     16,170
   Miscellaneous..................................................................     20,996
                                                                                   ----------
    Total expenses................................................................  1,642,413
    Less: expense offset..........................................................     (1,229)
                                                                                   ----------
     Net expenses.................................................................                  1,641,184
                                                                                                  -----------
     Net investment income........................................................                  1,445,990
                                                                                                  -----------

Realized and Unrealized Gain (Loss) on Investments, Forward Foreign Currency
   Contracts and Foreign Currency Transactions:
   Net realized gain (loss) on:
     Investments..................................................................                   (795,287)
     Forward foreign currency contracts...........................................                    808,062
     Foreign currency transactions................................................                 (1,330,569)
   Net change in unrealized appreciation/depreciation on investments, forward foreign currency contracts and other assets and liabilities
     denominated in foreign currency..............................................                 14,034,023
                                                                                                  -----------
   Net realized and unrealized gain on investments, forward foreign
     currency contracts and foreign currency transactions.........................                 12,716,229
                                                                                                  -----------

Net increase in net assets from investment operations.............................                $14,162,219
                                                                                                  ===========

See accompanying notes to financial statements.

                                           The Central European Value Fund, Inc.

Statement of Changes in Net Assets

                                                                                      For the Year        For the Year
                                                                                          Ended               Ended
                                                                                     August 31, 1999     August 31, 1998
                                                                                     ---------------     ---------------
Income (Loss) from Investment Operations:
Net investment income ...........................................................      $  1,445,990        $    585,164
Net realized gain (loss) on investments, forward foreign currency contracts
    and foreign currency transactions ...........................................        (1,317,794)          4,881,520
Net change in unrealized appreciation/depreciation on investments, forward foreign currency contracts and other assets and liabilities
    denominated in foreign currency .............................................        14,034,023         (28,857,373)
                                                                                       ------------        ------------
        Net increase (decrease) in net assets resulting from operations .........        14,162,219         (23,390,689)
                                                                                       ------------        ------------

Dividends and Distributions to shareholders from:
Net investment income ...........................................................        (1,376,063)           (378,546)
Net realized gain on investments ................................................        (3,908,901)           (425,512)
Paid-in capital in excess of par ................................................          (581,327)                 --
                                                                                       ------------        ------------
        Total dividends and distributions to shareholders .......................        (5,866,291)           (804,058)
                                                                                       ------------        ------------

          Total increase (decrease) in net assets ...............................         8,295,928         (24,194,747)
                                                                                       ------------        ------------

Net Assets:
Beginning of year ...............................................................        70,127,143          94,321,890
                                                                                       ------------        ------------

End of year .....................................................................      $ 78,423,071        $ 70,127,143
                                                                                       ============        ============

See accompanying notes to financial statements.

                                           The Central European Value Fund, Inc.

Notes to Financial Statements
August 31, 1999

1. Organization and Significant Accounting Policies

The Central European Value Fund, Inc. (the "Fund") was incorporated in Maryland on March 3, 1994 and commenced operations on September 30, 1994. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The Fund invests at least 65% of its total assets, under normal market conditions, in the securities of Central European issuers. In addition, the Fund is permitted to invest up to 35% of its total assets in Eastern European issuers. The Fund's Board of Directors has currently approved investing in the following Central European countries: Austria, Croatia, Czech Republic, Estonia, Hungary, Poland, Romania, Slovakia and Slovenia.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

All securities for which market quotations are readily available are valued at the last sale price on the day of valuation or if there are no such sales, at the mean between the last current bid and asked prices. If there was no sales price on such date and only bid quotations are available, securities are valued at the last quoted bid price.

Securities for which sales prices and bid and asked quotations are not available may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, or by amortizing their value on the 61st day prior to maturity if the term to maturity from the date of purchase exceeds 60 days. Securities for which market values are not readily ascertainable (aggregating $588,608 or 0.75% of net assets at August 31, 1999) are carried at fair value as determined by or under the supervision of the Board of Directors.

(b) Investment Transactions and Investment Income

Investment transactions are recorded on the trade date. Realized gains and losses on investments and foreign currency transactions are determined on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends.

(c) Tax Status

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986 as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any during each calendar year the Fund intends not to be subject to U.S. Federal excise tax.

In accordance with U.S. Treasury regulations, the Fund elected to defer realized capital and foreign currency losses arising after October 31, 1998 of $1,701,823 and $350,194, respectively. Such losses are treated for tax purposes as arising on September 1, 1999.

                                           The Central European Value Fund, Inc.

August 31, 1999

The Fund believes that dividend and interest income from its investments in Central European countries is subject to the applicable withholding tax rates, which currently are up to 25% and that capital gains on the sale of securities of companies domiciled in such countries are not generally subject to taxation in such countries. Certain of these rates are based upon applicable treaties between the United States and such countries. Based upon current circumstances, the Fund believes it is generally entitled to the benefits of the treaties between the United States and the respective countries and accordingly recognizes withholding taxes based upon the applicable treaty rates. However, there is no history of regulatory or legal interpretation of the treaties with certain Central European countries and there can be no assurance that the benefits of the treaties with such countries will be available to the Fund.

(d) Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) the market value of investments, and other assets and liabilities denominated in foreign currency are translated at the closing rates of exchange on the valuation date; and (ii) purchases and sales of investments, income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate the effect of fluctuations in foreign currency rates from the effect of fluctuations in the market prices of equity securities. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and federal income tax reporting purposes.

Net realized loss on foreign currency transactions of $1,330,569 represents foreign currency gains and losses from sales and maturities of debt securities, transactions in foreign currency, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period end exchange rates is reflected as a component of net unrealized appreciation of investments, forward foreign currency contracts and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

(e) Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts ("FX contracts") to hedge its currency exposure. An FX contract is an agreement between two parties to buy or sell a currency at a set price on a future date. The market value of an FX contract fluctuates with changes in forward currency exchange rates. FX contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When an FX contract is closed, the Fund records a realized gain or loss on foreign currency related transactions. In addition, unrealized gains or losses on certain open contracts are required to be recognized for U.S. Federal income tax purposes at the close of the Fund's taxable year and may be treated as ordinary income for such purposes. FX contracts may involve risks in excess of the unrealized gain or loss that would be reflected

                                           The Central European Value Fund, Inc.

August 31, 1999

in the Fund's Statement of Assets and Liabilities (e.g. the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar).

FX contract open at August 31, 1999 was as follows:

       Forward                                                         U.S.$                 U.S.$
  Foreign Currency        Expiration            Contract             Value at                Value           Unrealized
      Contract               Date                Amount             Origination             8/31/99         Depreciation
-----------------        ------------         ------------         ------------          ------------       ------------
     Sell Euros            12/10/99            2,500,000           $2,633,500             $2,665,615           $32,115

(f) Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital in excess of par.

During the year ended August 31, 1999, the Fund reclassified $309,807 from accumulated net investment loss to accumulated net realized loss on investments as a result of permanent book and tax differences relating primarily to foreign currency losses and net operating loss for the year. Net assets were not affected by the reclassification.

(g) Expense Offset

The Fund benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

(h) Organization Expenses

Expenses incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning with the Fund's commencement of operations.

2. Investment Management, Investment Advisory and Administrative Services

On September 20, 1999 the Board of Directors of the Fund approved the assignment of the Management Agreement between the Fund and Value Advisors LLC to PIMCO Advisors L.P. (the "Investment Manager"), the parent of Value Advisors LLC. The assignment did not require the approval of the shareholders of the Fund. Subsequent to the assignment, services are being provided by the same persons who provided services on behalf of Value Advisors LLC. The Management Agreement between Value Advisors LLC and the Fund

                                           The Central European Value Fund, Inc.

August 31, 1999

was approved by the Fund's shareholders on October 14, 1997 and became effective on November 5, 1997. Prior thereto, Advantage Advisers, Inc. served as the Fund's investment manager. The Investment Manager supervises the Fund's investment program, including advising and consulting with OpCap Advisors, the Fund's investment adviser (the "Adviser") regarding the Fund's overall investment strategy. Pursuant to an Investment Advisory Agreement, the Adviser is responsible on a day-to-day basis for investing the Fund's portfolio in accordance with its investment objective and policies. The Adviser is an indirect wholly-owned subsidiary of PIMCO Advisors L.P. and was acquired by PIMCO Advisors L.P. on November 4, 1997.

For its services, the Investment Manager receives a monthly fee at an annual rate of 1.00% of the Fund's average weekly net assets and the Adviser receives from the Investment Manager a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

For the year ended August 31, 1999, investment management fees paid aggregated $746,140. The Investment Manager has informed the Fund that $373,070 was paid to the Adviser for the year ended August 31, 1999.

On September 20, 1999 the Board of Directors of the Fund approved the assignment of the Administration Agreement between the Fund and Value Advisors LLC to PIMCO Advisors L.P. Shareholder approval of the assignment was not required. Value Advisors LLC served as the Fund's administrator since November 5, 1997. Prior thereto, Oppenheimer & Co., Inc., parent of Advantage Advisers, Inc., served as the Fund's administrator. For its services, the administrator receives a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets. For the year ended August 31, 1999, administration fees totaled $149,228.

3. Investments in Securities

Purchases and sales of securities other than short-term debt securities aggregated $58,246,785 and $48,867,987, respectively, for the year ended August 31, 1999.

4. Concentration of Risk

Central European securities markets are substantially smaller, less developed, less liquid, and more volatile than the major securities markets in the United States. Consequently, purchases and sales of securities by the Fund involve special risks and considerations not present with respect to U.S. securities markets.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange rates. Foreign security and currency transactions involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets, the possibilities of political or economic instability, the fact that foreign securities markets may be smaller and less developed, and the fact that securities, tax and corporate laws may have only recently developed or be in the developing stages, and laws may not exist to cover all contingencies or to protect investors adequately.

At August 31, 1999, 38.6% of the Fund's outstanding shares were held by one shareholder and its affiliates.

5. Subsequent Event

On October 19, 1999, the Fund announced it will begin to repurchase its shares in the open market as soon as shareholders have been formally notified as required by law.

                                           The Central European Value Fund, Inc.

Financial Highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

                                                                         Year Ended August 31,                    September 30,
                                                        ------------------------------------------------------     1994 (1) to
                                                           1999           1998           1997          1996      August 31, 1995
                                                        ---------      ---------      ---------      ---------   ---------------
Net asset value, beginning of period ...............    $   11.93      $   16.05      $   17.23      $   13.13      $   13.77(2)
                                                        ---------      ---------      ---------      ---------      ---------
Income (loss) from investment operations:
Net investment income (loss) .......................         0.25           0.10          (0.14)         (0.07)          0.29
Net realized and unrealized gain (loss) on
   investments, forward foreign currency
   contracts and foreign currency
   transactions ....................................         2.16          (4.08)         (0.54)          5.35          (0.83)
                                                        ---------      ---------      ---------      ---------      ---------
Total from investment operations ...................         2.41          (3.98)         (0.68)          5.28          (0.54)
                                                        ---------      ---------      ---------      ---------      ---------
Dividends and distributions to shareholders from:
Net investment income ..............................        (0.23)         (0.07)            --          (0.25)         (0.10)
Net realized gain on investments ...................        (0.67)         (0.07)         (0.50)            --             --
Paid-in capital in excess of par ...................        (0.10)            --             --             --             --
                                                        ---------      ---------      ---------      ---------      ---------
Total dividends and distributions to shareholders ..        (1.00)         (0.14)         (0.50)         (0.25)         (0.10)
                                                        ---------      ---------      ---------      ---------      ---------
Capital share transactions:
Dilutive effect of rights offering .................           --             --             --          (0.93)            --
                                                        ---------      ---------      ---------      ---------      ---------
Net asset  value, end of period ....................    $   13.34      $   11.93      $   16.05      $   17.23      $   13.13
                                                        =========      =========      =========      =========      =========

Market value, end of period ........................    $   11.25      $  8.0625      $  13.625      $   14.75      $  12.125
Total Investment Return (3) (4) ....................         51.3%         (40.1)%         (4.5)%         32.2%         (12.8)%
Ratios/Supplemental Data
Net assets, end of period (000) ....................    $  78,423      $  70,127      $  94,322      $ 101,274      $  57,880
Ratio of expenses to average net assets (5) ........         2.19%          2.09%          2.09%          2.14%          2.39%(6)
Ratio of net investment income (loss) to average
   net assets ......................................         1.94%          0.65%         (0.87)%        (0.51)%         2.41%(6)
Portfolio turnover .................................           73%            73%            56%            42%            20%

----------
(1)   Commencement of operations

(2) Initial public offering price $15.00 per share less underwriting discount of $0.98 per share and offering costs of $0.25 per share.

(3) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported, except that for the period ended August 31, 1995, total investment return is based on a beginning of period price of $14.02 (initial offering price of $15.00 less underwriting discount of $0.98). Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(4)   Total return for a period of less than one year is not annualized.

(5) For fiscal years ended after September 1, 1995, ratios are calculated to include expenses offset by earnings credit from custodian bank. (See note 1g in Notes to Financial Statements).

(6)   Annualized

See accompanying notes to financial statements.

                                           The Central European Value Fund, Inc.

Report of Independent Accountants

To the Board of Directors and Shareholders of The Central European Value Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Central European Value Fund, Inc. (the "Fund") at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period from September 30, 1994 (commencement of operations) through August 31, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 20, 1999

                                           The Central European Value Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

The Central European Value Fund, Inc. has a Dividend Reinvestment and Cash Purchase Plan (the "Plan") in which all dividends and distributions paid to shareholders are automatically reinvested in additional shares (unless the shareholder elects to receive cash).

EquiServe L.P. (the "Plan Agent") serves as agent for the shareholders in administering the Plan. Subsequent to the Fund paying an income dividend and/or a capital gain distribution, Plan participants will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price on the payable date equals or exceeds the net asset value, the Fund will issue new shares to participants at net asset value; provided, however, if the net asset value is less than 95% of the market price, then such shares will be issued at 95% of the market price. If the net asset value exceeds the market price on the payable date, the Plan Agent will buy shares in the open market for the participant's accounts. If the Plan Agent is unable to invest the full dividend and/or distribution amount in open-market purchases or if the market price exceeds the net asset value during the purchase period, the Plan Agent will cease making open market purchases and will receive the uninvested portion of the dividend and/or distribution amount in newly issued shares.

Participants have an option to make additional cash payments to the Plan Agent, annually, in any amounts from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent will use such funds to purchase Fund shares in the open market on or about September 15. Any cash payment received more than 30 days prior to this date will be returned. It is suggested that participants send in cash payments approximately ten days before the date specified above. A participant may withdraw voluntary cash payment by written notice to the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent's fees for the reinvestment of dividends and/or distributions or voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund, however, each participant will pay a pro-rata share of brokerage commissions incurred with respect to any of the Plan Agent's open market purchases.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax which may be payable on such dividends and distributions.

All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 8209, Boston, Massachusetts 02266-8209 or by telephone at 1-800-426-5523.

--------------------------------------------------------------------------------
U.S. Federal Taxation Notice (unaudited)

\he Fund paid foreign taxes of $223,658 during the fiscal year ended August 31, 1999, which it may elect to pass through pursuant to Section 853 of the Internal Revenue Code, to its shareholders. This is deemed to be foreign source income for tax information reporting purposes. During the fiscal year ended August 31, 1999, the Fund made long-term capital gains distributions of $3,908,901.
--------------------------------------------------------------------------------

                                           The Central European Value Fund, Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

                                    LISTED

The Central European Value Fund, Inc.

Directors and Principal Officers

Stephen J. Treadway
   Director and Chairman of the Board

Paul Belica
   Director

Ralph W. Bradshaw
   Director

Leslie H. Gelb
   Director

Wendy W. Luers
   Director

Ronald G. Olin
   Director

Luis F. Rubio
   Director

Bernard H. Garil
   President

Newton B. Schott, Jr.
   Executive Vice President and Assistant Secretary

Elisa A. Mazen
   Executive Vice President

Deborah Kaback
   Secretary

Lawrence K. Becker
   Treasurer

Brian S. Shlissel
   Assistant Treasurer

Investment Manager

PIMCO Advisors L.P.
800 Newport Center Drive
Newport Beach, CA 92660

Investment Adviser

OpCap Advisors
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent, Dividend Paying Agent and Registrar

EquiServe L.P.
Post Office Box 8200
Boston, MA 02266

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

                                                          [LOGO]

This report, including the financial information herein, is transmitted to the shareholders of The Central European Value Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


                                                THE CENTRAL EUROPEAN
                                                    VALUE FUND, INC.

                                                       Annual Report
                                                     August 31, 1999

                               PIMCO ADVISORS L.P.